EXHIBIT 10-AN(i)

                    TERMINATION AND MODIFICATION AGREEMENT
                    --------------------------------------

     THIS AGREEMENT made this 23 day of OCTOBER, 1996, by and between Howard Opera House Associates, a Vermont limited partnership ("Lessor"), whose address is P.O. Box 1082, Burlington, Vermont 05402, and Bruegger's Corporation, a Delaware corporation ("Lessee"), whose address is 435 Park Place Circle, Mishawaka, Indiana 46545.

     WHEREAS, Lessor and Champlain Management Company, a Vermont corporation ("Champlain"), entered into a Lease as of January 28, 1991 for the premises referred to as a test kitchen located on the second floor of the building at 93 Church Street, Burlington, Vermont (the "Test Kitchen Lease"); and

     WHEREAS, Lessor and Champlain entered into a Lease as of January 28, 1991 for the premises located on the first floor of the building at 93 Church Street, Burlington, Vermont for a Bruegger's Bagel Bakery (the "Bakery Lease"); and

     WHEREAS, Lessee is successor by merger to Champlain; and

     WHEREAS, Lessor and Lessee entered into a Lease as of July 1, 1995 for the premises consisting of approximately 11,308 square feet of space on the third floor of the building commonly known as 159 Bank Street, Burlington, Vermont (the "Third Floor Lease"); and

     WHEREAS, Lessor and Lessee entered into a Lease as of July 1, 1995 for the premises consisting of approximately 11,767 square feet of space on the fourth floor of the building commonly known as 150 Bank Street, Burlington, Vermont (the "Fourth Floor Lease") (the Test Kitchen Lease, the Bakery Lease, the Third Floor Lease and the Fourth Floor Lease are sometimes collectively referred to herein as the "Leases"); and

     WHEREAS, Lessor and Lessee desire to amend the Leases as hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. On January 2, 1997, Lessee shall pay to Lessor, or Lessor's assigns, by wire transfer, Nine Hundred Thousand ($900,000.00) Dollars, which shall be applied as follows:

          1.1 Sixty-four thousand one hundred sixty-seven Dollars ($64,176.00) shall constitute prepayment of the Base Annual Rental due under the Test Kitchen Lease; and

          1.2 Eight-hundred thirty-five thousand eight hundred twenty-four Dollars ($835,824.00) shall constitute consideration for the termination of the Fourth Floor Lease and the Third Floor Lease.

     2. Effective as of midnight on December 31, 1996 (the "Effective Date"), the Test Kitchen Lease, the Third Floor Lease, the Fourth Floor Lease, and the Bakery Lease shall be modified as follows:

          2.1  Test Kitchen Lease.

               2.1.1 The parties agree that the "Premises", as defined in the Test Kitchen Lease, shall consist of approximately 1337 square feet of the second floor of the Bruegger's Bagel Bakery located at 93 Church Street, Burlington, Vermont and no portion of the basement space of the building in which the test kitchen is located.

               2.1.2 The Test Kitchen Lease shall remain in effect until the end of the stated term; provided, however, all rents payable thereunder, including any pass through items such as taxes, insurance and common area maintenance charges ("Additional Rent") shall abate, and no amounts shall be payable under the Test Kitchen Lease from Lessee to Lessor from and after the Effective Date through the expiration of the initial term of the Test Kitchen Lease on December 30, 2000. In the event Lessee exercises any options under the Test Kitchen Lease, the rent, including Base Annual Rent and Additional Rent, shall be as set forth in the Test Kitchen Lease, except that the Lessee's Maintenance Percentage (as defined in the Third Floor Lease) shall be 1.94% of Lessor's total Maintenance Costs (as defined in the Third Floor Lease).

               2.1.3 Lessee may not exercise any option to renew the Test Kitchen Lease unless it also exercises the option for the identical period of time under the Bakery Lease.

          2.2  Third Floor Lease.

               2.2.1 As of the Effective Date, the Third Floor Lease shall terminate and be of no further force and effect.

               2.2.2 In the event Lessee so elects by written notice to Lessor delivered on or before December 1, 1996, Lessee shall be entitled to lease a portion of the premises contained in the Third Floor Lease as shown on the attached Exhibit A (the "Retained Premises"). The term of the lease for the Retained Premises shall commence January 1, 1997. The lease for the Retained Premises shall be month-to-month at a monthly rental of Two Thousand Eight Hundred Forty-one and 41/100 ($2,841.41)

Dollars (10.54 x 3235 + 12), plus all additional rent provided for in the Third Floor Lease, including, but not limited to the amounts provided for in paragraphs 6 and 7 of the said lease, allocable to 3235 square feet. In the event Lessee elects to lease the Retained Premises, all terms of the Third Floor Lease, except for length of term and relevant rental provisions, shall be included in the month-to-month lease for the Retained Premises; provided, however, that no portion of the basement space of the building in which the demised premises are located shall be included in the demised premises.

               2.2.3 Except as provided above, Lessor releases Lessee from any obligations arising after the Effective Date under the Third Floor Lease.


          2.3 Fourth Floor Lease. As of the Effective Date, the Fourth Floor Lease shall terminate and be of no further force and effect. Lessor releases Lessee from any obligations arising after the Effective Date under the Fourth Floor Lease.

          2.4  Bakery Lease.

               2.4.1 Lessee may not exercise any option to renew the Bakery Lease unless Lessee also exercises the option for the identical period of time under the Test Kitchen Lease.

               2.4.2 "Premises" shall mean approximately 2352 square feet of space situated on the first floor of the building known as 93-95 Church Street, Burlington, Vermont, together with that portion of the basement of 93-95 Church Street that is situated directly beneath the first floor space.

               2.4.3 Lessee shall pay as additional rent to Lessor 100% of the Marketplace Fee for the building known as 93-95 Church Street, Burlington, Vermont, as and when billed by Lessor.

               2.4.4 Lessee shall pay as additional rent to Lessor 3.45% of the Maintenance Costs (as defined in the Third Floor Lease), to the extent such Maintenance Costs are currently charged to Lessee.

               2.4.5 Lessee shall pay as additional rent to Lessor 2.95% of the property taxes for the building known as 81-95 Church Street, Burlington, Vermont, as and when billed by Lessor.

               2.4.6 In all other respects, the Bakery Lease shall remain in full force and effect as set forth therein.

     3. This Agreement constitutes the entire agreement between the parties hereto and no other agreements or understandings between the parties hereto will be effective unless in writing singed by the parties.

     4. This document may be signed in counterparts each of which shall be deemed an original, but all together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date and year first above written.

                                        Lessor
                                        Howard Opera House Associates,
                                        a Vermont limited partnership

                                         /S/ Nordah L. Brue
                                        -------------------------------
                                   By:   Nordah L. Brue
                                        -------------------------------
                                   Its   General Partner
                                        -------------------------------

                                        Lessee
                                        Bruegger's Corporation, a
                                        Delaware corporation,
                                        successor by merger to
                                        Champlain Management Company,
                                        a Vermont corporation

                                         /S/ Stephen A. Finn
                                        -------------------------------
                                   By:   Stephen A. Finn
                                        -------------------------------
                                   Its   President
                                        -------------------------------

                                   EXHIBIT A

[Drawing of Floor Plan appears here]

EXHIBIT 10-AN(ii)

                                     LEASE

     THIS LEASE made as of January 28th, 1991, by and between Howard Opera House Associates (a Vermont limited partnership) ("Lessor") whose address is P.O. Box 374, Burlington, Vermont 05402 and Champlain Management Company, (a Vermont corporation) (Lessee") whose address is 109 South Winooski Avenue, P.O. Box 374, Burlington, Vermont 05402.

     Lessor and Lessee agree as follows.

1. Definitions. The fol1owing terms shall have the following meanings for all purposes of this Lease:

     "Annual Percentage Rental means four percent (4%) of Lessee's Gross Sales in excess of 85% of the average sales of the first two Lease years.

     "Base Annual Rental" means $46,600.

     "Base Monthly Rental means an amount equal to 1/12 of the applicable Base Annual Rental.

     "Franchisor" means Champlain Management Company or its successor.

     "Lease Term" means the period described in Section 3.

     "Lease Year" means the 12 month period commencing on the first day of the calendar year or the first day of the first month of such other 12 month period as may be approved in writing by Lessor after the commencement of the Lease Term and each successive 12 month period hereafter.

     "Lessee" means Champlain Management Company or its successor or assiqns.

     "Lessee's Gross Sales" means all retail sales arising from Lessee's business conducted on the Premises, less sales tax and any amounts received from sales of non-food items approved for use in connection with promotional campaigns, if any, approved by Franchisor and as more fully defined on Exhibit A to this Lease.

     "Lessor means Howard Opera House Associates, its successors or assigns.

     Monthly Percentage Rental means either that portion of the


          Howard Opera House Associates- Bakery Lease - Page 1

Annual Percentage Rental payable for each month or portion thereof.

     "Premises" means the real property together with all building, structures, fixtures and improvements related to the operation of the Bruegger's Bagel Bakery located thereon, at 93 Church Street, Burlington, Vermont.

2. Demise of Premises. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Premises.

3. Lease Term. The Lease Term of approximately ten (10) years, shall commence on the earlier of a) the store opening or b) December 31, 1990 and shall expire on either a) ten (10) years from the store opening or b) December 30, 2000, unless terminated sooner as provided in this Lease and as may be extended for four (4) periods of five (5) years each as set forth in Section 24.

4.   Rental and Other Payments.

     a. Lessee shall pay the Base Monthly Rental each month, on or before the first day of the month for which it is due. If the Lease Term commences other than on the first day of a calendar month, the Base Monthly Rental shall be prorated from the date on which the Lease Term commences to and including the last day of said month.

     b. In addition to the Base Monthly Rental, Lessee shall pay the Monthly Percentage Rental each month after which Lessee's aggregate Annual Gross Sales for any Lease Year exceeds the Base Annual Rental as specified in Section 1. Monthly Percentage Rental shall be paid on or before the first (1st) day of the month following the month for which it is due, and contemporaneous with such payment Lessee shall furnish to Lessor a written statement satisfactory to Lessor, which Lessee shall warrant and certify to be complete and correct, setting forth Lessee's Gross Sales for such month.

     c. Within 90 days after the end of each Lease Year, Lessee shall furnish to Lessor a written statement setting forth the Base Monthly Rental and Monthly Percentage Rental actually paid for the applicable Base Year, the Lessee's Gross Sales and the Annual Percentage Rental payable for that Lease Year. To the extent that Lessee has not paid Monthly Percentage Rental in an amount equal to the Annual Percentage Rental due for that Lease Year, it shall pay the deficiency at the time the annual Statement is filed. To the extent that the total actually paid in the applicable Lease Year as Base Monthly Rental and Monthly Percentage Rental exceeds the Base Annual Rental and Annual Percentage Renta1, such excess shall be refunded to Lessee.

     For any partial year between the commencement of the Lease Term and


          Howard Opera House Associates Bakery Lease - Page 2 the beginning of the Lease Year, calculation of Base Annual Rental and Annual Percentage Rental shall be prorated on the basis of the ration of the number of days in such partial year to 365.

5. Rental to be Net to Lessor. The Base Annual Renta1 and Annual Percentage Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the rentals specified during the Lease Term, and that all costs, expenses and obligations of every kind and nature, including management fees, whatsoever relating to the Premises and the Equipment shall be paid by Lessee.

6. Taxes and Assessments Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which would affect in any manner the net return realized by Lessor under this Lease, including without limitation the following:

     a. All taxes and assessments upon the Premises or part thereof or any personal property, the Equipment, trade fixtures or improvements located on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or come due during the Lease Term or any tax or charge levied in lieu of such taxes arid assessments;

     b. All taxes, charges, license fees or similar fees imposed by reason of the use of the Premises and the Equipment by Lessee; and

     c. All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party or the activities of either party pursuant to this Lease, except for any tax upon or measured by the net income and profits of Lessor generally.

          Lessee may seek a refund, rebate or abatement of any tax Levied or assessed on the Premises or the Equipment but only if arrangements for paying such tax prior to it becoming a lien on the Premises, together with all interest and penalties, are made to the written satisfaction of Lessor.

7. Utilities. Lessee shall contract for, in its own name, and pay when due, all charges for connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term Under no circumstances shall Lessor be responsible for any interruption of any utility service.

8. Insurance. Lessee shall maintain at its own expense the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may reasonably require:

     a.   Insurance against loss, damage or destruction by fire and


          Howard Opera House Associates- Bakery Lease - Page 3 other casualty including theft, vandalism and malicious mischief, flood (if the Premises are in a location designated by the Federal Secretary of Housing and Urban Development as a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquakes within recorded history), boiler explosion (if there is any boiler upon the premises), sprinkler damage (if the premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, the equipment and all improvements thereon for not less than 90% of their full insurable replacement cost. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Section 17.

     b. Comprehensive public liability and property damage insurance, including a products liability clause, covering Lessor and Lessee against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor , because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

     c. Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws. All insurance policies shall:

          i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, its general and limited partners, employees and Agents;

          ii) Provide that such insurance cannot be unreasonably canceled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents;

          iii) Provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and that the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

          iv) Contain a standard, "without contribution", mortgage clause endorsement in favor of any lender designated by Lessor;


          Howard Opera House Associates- Bakery Lease - Page 4

          v) Provide that the policy of insurance shall not be terminated, canceled or substantially modified without at least 30 days prior written notice to Lessor arid to any lender covered by any standard mortgage clause endorsement;

          vi) Provide that the insurer shall not have the option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

          vii) Be issued by insurance companies having a rating in Best's Insurance Guide of Class VI or better.

     Lessee shall provide to Lessor and any lender designated by Lessor certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

9. Tax and Insurance Impound. Lessor may, at any time in its sole discretion, require Lessee to pay to Lessor sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. If Lessor so elects, it will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Lessee shall advise Lessor of all taxes and insurance bills which are due and shall cooperate fully with Lessor in assuring that the same are paid. Lessor may deposit all impounded funds in accounts insured by any Federal or State agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor.
In the event of any default by Lessee, Lessor may apply all impounded funds against any sums due from Lessee to Lessor Lessor shall give to Lessee an annual accounting showing all credits and debtors to and from such impounded funds received from Lessee.

10. Payment of Rental and other Sums. All rental and other sums which Lessee is required to pay hereunder shall be payable in full when due without right of setoff against any other claim against or indebtedness of Lessor. Lessee shall, at Lessor's request, establish arrangements whereby payments of Basic Monthly Rental can be transferred by wire or other means directly from Lessee's bank account to such account as Lessor may designate. Any delinquent payment (that is, any payment not made within the period specified in Section 23) shall, in addition to any other remedy of Lessor, bear interest at the rate of 18% per annum, but in no event shall Lessee be obligated to pay a sum of interest higher than the maximum legal rate then in effect. Monthly Percentage Rental shall be made coincidental with Lessee's submission of monthly reports required in
Section 4(b).


          Howard Opera House Associates- Bakery Lease - Page 5

11. Use. Lessee may use the Premises for any lawful purpose. Except as set forth below, Lessee will at all times during the Lease Term diligently operate its business on the Premises. Lessee shall not cease diligent operation of business during the Lease Term, except Lessee may discontinue operation by: (i) giving written notice to Lessor 180 days prior to the day Lessee ceases operation, (ii) providing adequate protection of the Premises during any period of vacancy and (iii) paying all costs necessary to restore the Premises to its condition on the day operation of the business ceased at such time as the Premises is reopened for Lessee's business operations or other substituted use. Notwithstanding anything herein to the contrary, Lessee shall pay monthly as Base Annual Rental and Annual Percentage Rental during any period in which Lessee discontinues operation an amount equal to the mean average of the sum of the Base Annual Rental and Annual Percentage Rental for the three Lease Years immediately preceding such period.

     Lessee shall not convert the Premises to an alternative use during the Lease Term, without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following in determining whether to grant its consent, without being deemed to be unreasonable: (i) whether the rental paid to Lessor would be equal to or greater than the anticipated rental assuming continued existing use, ii) whether the proposed rental paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use, (iii) whether the converted use will be consistent with the highest and best use of the Premises, and (iv) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

12. Compliance with Laws. Lessee's use and occupation of the Premises, and the condition thereof, shall not be in violation of any applicable governmental requirement. Lessee shall, at Lessee's sole cost and expense, comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper officer of any governmental agency having jurisdiction. Lessee will not permit any act or condition to exist in or about the Premises which will increase any insurance rate, except when such acts are required in the normal course of its business and Lessee shall pay for such increase.

13. Maintenance. Lessee hereby accepts the Premises "as is", with no representation or warranty of Lessor as to the condition thereof. Lessee shall at all times, at its own expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises whether or not the Premises were in such condition upon the commencement of this Lease.

14. Alterations. Lessee shall not commit actual or constructive waste upon the Premises or materially alter the exterior or structural elements of the Premises in any manner without the prior written consent


          Howard Opera House Associates- Bakery Lease - Page 6 of Lessor. Any work, at any time, commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

15. Indemnification. Except for negligence of Lessor, Lessee shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, agents and employees, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorney fees caused by, incurred or resulting from its operations of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alterations, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of default under or failure to perform any term or provision of this Agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this paragraph shall survive the expiration or earlier termination of this Lease for any reason.

16. Quiet Enjoyment. So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Lessor covenants, that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet occupancy of the Premises.

17.  Condemnation or Destruction.

     a. In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain by agreement between Lessor, Lessee and those authorized to exercise such right (Taking), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, to which it is entitled but shall not have the right to Lessor's ward, compensation or damages.

     b. In case of a Taking of the whole of the Project, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all rental and other sum or sums of money and other charges provided to be paid by Lessee shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the premises if the remainder of the Premises is not useable and cannot be made useable for the purposes provided herein.


             Howard Opera House Associates- Bakery Lease - Page 7

     c. In case of temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in full force and effect without any reduction of rent or any other sum payable hereunder. Lessee shall be entitled to the entire award for such taking whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which case the award made for such taking shall be apportioned between Lessor arid Lessee as of the date of such expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one
(1) year after, the date of termination of the temporary use so taken, and in such event Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repay and restore the building at the expiration of such temporary taking.

     d. In the event of a Taking of less than all of the Premises other than a temporary use (Partial Taking) or of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title as vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60 day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the premises, all obligations of either party hereunder shall cease as of the date of termination and Lessor may retain all such awards, compensation or damages. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that there are no mechanics or similar liens for labor and/or materials theretofore supplied in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, and Lessee shall bear all additional costs, fees and


             Howard Opera House Associates- Bakery Lease - Page 8 expenses of such restoration in excess of the amount of the amount of any such-award, compensation or damages.

     e. Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in default under this Lease and such default shall be continuing, Lessor is hereby authorized and empowered, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee's claim, if any for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such default and any other then existing default and any other then existing default under this Lease.

18. Inspection. Lessor and its authorized representatives shall have the right, upon giving reasonable notice, to enter the Premises or any part thereof and inspect the same and make photographic or other evidence concerning Lessee's compliance with the terms of this Lease. Lessee shall keep full, complete and accurate books, records and accounts of all business done including any sales or other tax reports that Lessee may be required to furnish to any governmental agency at or from the Premises sufficient to permit Lessor to verify all statements, certificates and accountings delivered to Lessor. Should any audit by Lessor reveal that any statement or account rendered by Lessee was in error by 10% or more, then in addition to any other remedy of Lessor, Lessee shall reimburse the cost of such audit to Lessor upon demand.

     Lessee hereby consents to Lessor's providing information it obtains to Franchisor and to Lessor's obtaining from Franchisor information which Franchisor receives relating to Lessee's operation of its business in the Premises.

19. Franchisor Requirements. Lessee, in its use, occupancy and maintenance of the Premises shall comply with all requirements of its license agreement with Franchisor.

20.  Default and Remedies;

     a. Each of the following shall be deemed a breach of this Lease and a default by Lessee:

          i) If any material representation or warranty of Lessee herein or as Seller in the Purchase Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

          ii)   If any rent of or other monetary sums due remain unpaid for five
(5) days after written notice thereof to Lessee;

          iii)  If Lessee becomes insolvent, performs any act of


             Howard Opera House Associates- Bakery Lease - Page 9 bankruptcy or is not generally paying its debts as the same become due;

          iv) If Lessee fails to perform any of the covenants, conditions or obligations of this Lease; or

          v) If there is a breach or default under the Purchase Agreement, under any license or franchise permitting Lessee or Guarantors to operate the Premises in the manner authorized or if such license or franchise otherwise terminates or expires, under any guarantee of Lessee's obligations under this Lease or under any other agreement between Lessor and Lessee.

     b. If any such breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 30 days after receipt of notice thereof, all as determined by Lessor in its reasonable discretion, then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of 30 days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a default shall be deemed to have occurred hereunder without further notice or demand of any kind. If such breach or default cannot reasonably be cured with the 30 day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period to cure such breach or default.

     c. In the event of any breach or default, and without any notice, except, if applicable, the notice prior to default required under certain circumstances by Paragraph b above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including without limitation any one or ore of the following:

          i)    To terminate this Lease;

          ii) To reenter and take possession-of the Premises or any art thereof (which reentry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, the Equipment and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises and to conduct business thereon in the name of Lessor or of Lessee but for the sole profit and benefit of Lessor and without compensation to Lessee;


             Howard Opera House Associates- Bakery Lease - Page 10

          iii) To seize all personal property, the Equipment or fixtures upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee:

          iv) To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original term of his Lease, at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for deficiency;

          v) To recover from Lessee an amount equal to the difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such breach to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

          vi) To recover from Lessee all expenses, including attorney fees, reasonably paid or incurred by Lessor as a result of such breach.

     In addition, in the event of any breach or default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such breach or default without, however, curing the same for the account and at the expense of the Lessee. Any sum or sums so paid by Lessor, together with interest at the then existing maximum legal rate, but not higher than 18% per annum, and all costs and damages, shall be deemed to be additional rent hereunder and shall be immediately due from Lessee to Lessor.

21. Mortgage and Subordination. Lessor's interest in this Lease, the Equipment or the Premises shall not be subordinate to any encumbrances placed upon the Premises by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF THE PREMISES AND THE EQUIPMENT OF LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID.

     This Lease at all time shall be subordinated to the lien or any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and


             Howard Opera House Associates- Bakery Lease - Page 11 agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages, trust deed or trust deeds as shall be desired by Lessor, or any mortgagees or proposed mortgagees or trustees under trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof so long as Lessee is not in default under any of the covenants, conditions and agreements contained in this Lease.

     If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

     Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within 10 days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor's agent as its attorney-in-fact and in its name, place and stead so to do.

     Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

22.  Estoppel Certificate   At any time, and from time to time, Lessee agrees,
promptly and in no event later than ten (10) days after a request in writing from Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid.

23. Assignment. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign its right, title and


             Howard Opera House Associates- Bakery Lease - Page 12 interest as Lessor under this Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

     Lessee acknowledges that Lessor has been induced to enter into this Lease in anticipation of receiving substantial percentage rentals from Lessee's contemplated use of the Premises and that Lessor has relied both on the business experience and credit worthiness of Lessee and upon the particular purposes for which Lessee intends to sue the Premises. Lessee shall not assign this Lease or any interest therein, or sublet a11 or any part of the Premises, which were originally intended for Bagel Bakery occupation, without the prior written consent of Lessor which consent shall not be unreasonably withheld. Lessor may withhold or condition such consent upon such matters as Lessor may in its sole discretion determine, including without limitation the experience and creditworthiness of the assignee, the assumption by the assignee of all Lessee's obligations hereunder by undertakings enforceable by Lessor, the transfer to such assignee of all necessary licenses and franchises to continue operating the Premises for the purposes herein provided, receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind. No such assignment or subletting shall relieve the original Lessee, any prior assignee or any guarantor of their obligations respecting this Lease. Lessor hereby consent to any assignment of Lessee's interest under this Lease to Franchisor.

24. Option to Renew. Lessee, provided it is not in default hereunder at the time of exercise or at the expiration of the Lease Term or, if applicable, the first extension of the Lease Term and provided that the franchise or license agreement with Franchisor is extended for a period of not less than the applicable renewal period, shall have the option to continue this Lease in effect for four (4) additional periods of five (5) years each in accordance with its original terms and provisions except for the following:

          i) in the event the annual fair market rental value of the Premises to be determined as set forth below is greater than the Base Annual Rental then the annual fair market value of the Premises shall be substituted for the Base Annual Rental and all other provisions shall remain the same; and

          ii) in the event the annual fair market rental value of the Premises is less than the Base Annual Rental the provisions of this Lease shall remain the same.

     Lessee shall exercise such renewal option by giving written notice


             Howard Opera House Associates- Bakery Lease - Page 13
to Lessor of its intention to do so not more than 270 days nor less than 2l0 days prior to the expiration of the Lease Term or the first, second, or third extension of the Lease Term and upon receipt of such notice Lessor shall within 90 days, at Lessee's expense, cause an appraisal of the fair market rental value of the Premises to be made by an independent appraiser. If within 20 days after being notified of the result of such appraisal Lessee elects to reject that appraisal then Lessor shall nominate to Lessee a list of not less than three (3) independent appraisers who are experienced with appraising property similar to the Premises and are familiar with the geographical region where the Premises are located, and Lessee shall select one such appraiser. Within 60 days an appraisal shall then be made of the Premises by that appraiser and within 20 days after the results of that appraisal shall have been delivered to Lessee, Lessee shall notify Lessor in writing of its election to exercise this option to renew this lease and shall pay the rental so established above which shall be absolutely net to Lessor as provided in Section 6 hereof. If such notice of exercise is not received by Lessor within the 20 day period then this Lease shall terminate on the last day of the Lease Term or, if applicable, the last day of the first renewal term.

25. Notices. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, to the parties at the addresses set forth in the first paragraph hereof or to such other address as either party may give notice pursuant to this Section from time to time. All notices shall be deemed received when delivered but in no event later than five
(5) days after they are deposited with the United States Postal Service, whichever shall first occur.

26. Holding Over. If Lessee remains in possession of the Premises after the expiration of the term hereof, Lessee maybe deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums in the amount herein provided and to comply with all the terms of this Lease; provided that nothing herein nor the acceptance of rent by Lessor shall be deemed a consent to such holding over.

27. Landlord's Lien. Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decoration, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises to secure the payment of all rental and other sums due hereunder and the performance of all other obligations of Lessee under this Lease.

28. Removal of Lessee's Property. At the expiration of the term of this Lease, and if Lessee is not then in breach hereof, Lessee may remove from the Premises all personal property belonging to Lessee. Lessee shall repair any damage caused by such removal and shall leave the


             Howard Opera House Associates- Bakery Lease - Page 14

Premises broom clean and in good condition and repair inside and out.

29. Financial Statements. Within the 45 days after the end of each fiscal quarter or after any 3 four week periods, and within 120 days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (1) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in cash and all other related schedules for the fiscal period then ended; and (2) income statements for the business at the Premises showing gross sales, profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be certified to be accurate and complete by Lessee (or the Treasurer or other appropriate officer of Lessee). In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the sales, profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth. The financial statements delivered to Lessor need not be audited, but Lessee shall deliver to Lessor copies of any audited financial statements of Lessee which may be prepared, as soon as they are available.

30. Lessor's Liability. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such Agreement being a primary consideration for the execution of this Lease by Lessor, that there shall be absolutely no personal liability on the part of Lessor or any partner of Lessor, its successors or assigns with respect to any of the terms, covenants and conditions of this Lease and that Lessee shall look solely to the assets of Lessor for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.

31. Consent of Lessor. Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

32. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

33. Joint Venture. Neither the provision set forth herein for the computation of Annual Percentage Rental, nor any one or more agreements


             Howard Opera House Associates- Bakery Lease - Page 15 contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses of Lessee.

34. Captions. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

35. Severability. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

36. Construction Generally. This is a long-term commercial lease between entrepreneurs which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party

37. Other Documents. Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease. The parties shall execute and record a Memorandum of Lease and Option evidencing this Lease and Lessee's purchase option contained herein.

38. Attorney Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorney fees and other costs in addition to any other relief to which it may be entitled.

39. Entire Agreement. This Lease, and any other instruments or agreement referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreement except as herein provided.

40. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.


             Howard Opera House Associates- Bakery Lease - Page 16

     IN WITNE5S WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

                                        LESSOR:
/s/ Rose J. Bacon                       HOWARD OPERA HOUSE ASSOCIATES
--------------------------------


/s/ Stephen H. Kramer                   By: /s/ Michael J. Dressell
--------------------------------            ------------------------------------
                                        Michael J. Dressell, General Partner

/s/ Rose J. Bacon
--------------------------------
                                        LESSEE:
                                        CHAMPLAIN MANAGEMENT COMPANY
/s/ Dorothy A. Haskins
--------------------------------
                                        By: /s/ Steven P. Schonberg
                                            ------------------------------------
                                        Steven P. Schonberg, Chief Financial
                                        Officer and Duly Authorized Agent

STATE OF VERMONT              )
                              )
COUNTY OF CHITTENDEN          )

     The foregoing instrument was acknowledged before me on this 28th day of January, 1991 by Michael J Dressell, general partner of Howard Opera House Associates.

                                         /s/ Rose J. Bacon
                                        ----------------------------------------
                                        Notary Public
My Commission Expires: 2/10/91


STATE OF VERMONT              )
                              )
COUNTY OF CHITTENDEN          )

     The foregoing instrument was acknowledged before me on this 28th day of January, 1991 by Steven P. Schonberg, Chief Financial Officer and Duly Authorized Agent of Champlain Management Company.

                                         /s/ Rose J. Bacon
                                        ----------------------------------------
                                        Notary Public
My Commission Expires: 2/10/91


             Howard Opera House Associates- Bakery Lease - Page 17

                       SHORT FORM LEASE AGREEMENT

     This Short Form Lease-Agreement made as of this 11th day of March, l99l, between Howard Opera House Associates, a Vermont limited partnership, of Burlington, Vermont, (hereinafter referred to as "LANDLORD") and Champlain Management Company, a Vermont corporation, of Burlington, Vermont, (hereinafter referred to as "TENANT").

     WHEREAS, the parties executed a lease as of January 28, 1991 ("Lease") that relates to the premises described herein;

     WHEREAS, the parties desire to set forth a Short Form Lease the purpose of recording the same in the Land Records of the City of Burlington.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties agree as follows:

     1.   Description of Premises.

     The LANDLORD hereby leases to the TENANT and the TENANT hereby leases from the LANDLORD the following described premises:

     The real property together with all building, structures, fixtures and improvements related to the operation of the Bruegger's Bagel Bakery located thereon, at 93 Church Street, Burlington, Vermont.

     2.   Commencement and Term.

     Said Lease is for a term of ten (10) years commencing on the earlier of a) the store opening or b) December 31, 1990 and expiring either a) ten (10) years after the store opening, or b) December 30, 2000, unless terminated sooner as provided in the Lease. TENANT may extend the term for four (4) periods of five

(5) years each as set forth in Section 24 of the Lease.

     3.   Complete Lease.

     A more complete lease is in the possession of both LANDLORD and TENANT. It is understood that this Short Form Lease shall be recorded in the City of Burlington Land Records.

     4.   No Modification.

     In the event conflicts exist between the terms of this Agreement and the terms of the Lease, the terms of the Lease shall control.

     Dated at Burlington, Vermont, this 11th day of March, 1991.


                                        LANDLORD:

/s/ Sherry L. Moser                     By:  /s/ Nordahl L. Brue
--------------------------------            ------------------------------------
Witness                                     Howard Opera House Associates,
                                            General Partner
/s/ David T. Austin
--------------------------------
Witness

                                        TENANT

/s/ Rose J. Bacon                       By:  /s/ Stephen P. Schonberg
--------------------------------            ------------------------------------
     Witness                                Champlain Management Company,
                                            Duly Authorized Agent
/s/ Denise M. Longchamp
--------------------------------
     Witness


STATE OF VERMONT
CHITTENDEN COUNTY, SS.

     At Burlington, this 11th day of March, 1991, personally appeared Nordahl L. Brue and he/she acknowledged this instrument, by him/her sealed and subscribed, to be his/her free act and deed of Howard Opera House Associates.

                                   Before me, /s/ David T. Austin
                                              ----------------------------------
                                                       Notary Public

Exhibit 10-AN(iii)

                                     LEASE

     THIS LEASE made as of January 28th, 1991, by and between Howard Opera House Associates (a Vermont limited partnership) ("Lessor") whose address is P.O. Box 374, Burlington, Vermont 05402 and Champlain Management Company, (a Vermont corporation) ("Lessee") whose address is 109 South Winooski Avenue, P.O. Box 374, Burlington, Vermont 05402.

     Lessor and Lessee agree as follows:

1. Definitions. The following terms shall have the following meanings for all purposes of this Lease:

     "Base Annual Rental" means $16,044.

     "Base Monthly Rental" means an amount equal to 1/12 of the applicable Base Annual Rental.

     "Franchisor" means Champlain Management Company or its successor.

     "Lease Term" means the period described in Section 3.

     "Lease Year" means the 12 month period commencing on the first day of the calendar year or the first day of the first month of such other 12 month period as may be approved in writing by Lessor after the commencement of the Lease Term and each successive 12 month period thereafter.

     "Lessee" means Champlain Management Company or its successor or assigns.

     "Lessor" means Howard Opera House Associates, its successors or assigns.

     "Premises" means the real property together with all building, structures, fixtures and improvements related to the operation of the test kitchen located on the second floor at 93 Church Street, Burlington, Vermont.

2. Demise of Premises. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Premises.

3.   Lease Term.  The Lease Term of approximately ten (10) years, shall

          Howard Opera House Associates- Test Kitchen Lease - Page 1 commence on the earlier of a) the store opening or b) December 31, 1990 and shall expire on either a) ten (10) years from the store opening or b) December 30, 2000, unless terminated sooner as provided in this Lease and as may be extended for four (4) periods of five (5) years each as set forth in Section 24.

4.   Rental and Other Payments.

     a. Lessee shall pay the Base Monthly Rental each month, on or before the first day of the month for which it is due. If the Lease Term commences other than on the first day of a calendar month, the Base Monthly Rental shall be prorated from the date on which the Lease Term commences to and including the last day of said month.

     For any partial year between the commencement of the Lease Term and the beginning of the Lease Year, calculation of Base Annual Rental shall be prorated on the basis of the ration of the number of days in such partial year to 365.

5. Rental to be Net to Lessor. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the rentals specified during the Lease Term, and that all costs, expenses and obligations of every kind and nature, including management fees, whatsoever relating to the Premises and the Equipment shall be paid by Lessee.

6. Taxes and Assessments. Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which would affect in any manner the net return realized by Lessor under this Lease, including without limitation the following:

     a. All taxes and assessments upon the Premises or part thereof or any personal property, the Equipment, trade fixtures or improvements located on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or come due during the Lease Term or any tax or charge levied in lieu of such taxes and assessments;

     b. All taxes, charges, license fees or similar fees imposed by reason of the use of the Premises and the Equipment by Lessee; and

     c. All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party or the activities of either party pursuant to this Lease, except for any tax upon or measured by the net income and profits of Lessor generally.

          Lessee may seek a refund, rebate or abatement of any tax levied or assessed on the Premises or the Equipment but only if arrangements for paying such tax prior to it becoming a lien on the

          Howard Opera House Associates- Test Kitchen Lease - Page 2

Premises, together with all interest and penalties, are made to the written satisfaction of Lessor.

7. Utilities. Lessee shall contract for, in its own name, and pay when due, all charges for connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service.

8. Insurance. Lessee shall maintain at its own expense the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may reasonably require:

     a. Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a location designated by the Federal Secretary of Housing and Urban Development as a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquakes within recorded history), boiler explosion (if there is any boiler upon the premises), sprinkler damage (if the premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, the Equipment and all improvements thereon for not less than 90% of their full insurable replacement cost. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Section 17.

     b. Comprehensive public liability and property damage insurance, including a products liability clause, covering Lessor and Lessee against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

     c. Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws. All insurance policies shall:

          i)   Provide for a waiver of subrogation by the insurer as to

          Howard Opera House Associates- Test Kitchen Lease - Page 3 claims against Lessor, its general and limited partners, employees and agents;

          ii) Provide that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents;

          iii) Provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and that the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

          iv) Contain a standard1 "without contribution", mortgage clause endorsement in favor of any lender designated by Lessor;

          v) Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least 30 days prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

          vi) Provide that the insurer shall not have the option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

          vii) Be issued by insurance companies having a rating in Best's Insurance Guide of Class VI or better.

     Lessee shall provide to Lessor and any lender designated by Lessor certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

9. Tax and Insurance Impound. Lessor may, at any time in its sole discretion, require Lessee to pay to Lessor sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. If Lessor so elects, it will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Lessee shall advise Lessor of all taxes and insurance bills which are due and shall cooperate fully with Lessor in assuring that the same are paid. Lessor may deposit all impounded funds in accounts insured by any Federal or State agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor. In the event of any default by Lessee, Lessor may apply all impounded funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debtors to and from such impounded funds received from

          Howard Opera House Associates- Test Kitchen Lease - Page 4

Lessee.

10. Payment of Rental and Other Sums. All rental and other sums which Lessee is required to pay hereunder shall be payable in fu1l when due without right of setoff against any other claim against or indebtedness of Lessor. Lessee shall, at Lessor's request, establish arrangements whereby payments of Basic Monthly Rental can be transferred by wire or other means directly from Lessee's bank account to such account as Lessor may designate. Any delinquent payment (that is, any payment not made within the period specified in Section 23) shall, in addition to any other remedy of Lessor, bear interest at the rate of 18% per annum, but in no event shall Lessee be obligated to pay a sum of interest higher than the maximum legal rate then in effect. Monthly Percentage Rental shall be made coincidental with Lessee's submission of monthly reports required in
Section 4(b).

11. Use. Lessee may use the Premises for any lawful purpose. Except as set forth below, Lessee will at all times during the Lease Term diligently operate its business on the Premises. Lessee shall not cease diligent operation of business during the Lease Term, except Lessee may discontinue operation by: (i) giving written notice to Lessor 180 days prior to the day Lessee ceases operation, (ii) providing adequate protection of the Premises during any period of vacancy and (iii) paying all costs necessary to restore the Premises to its condition on the day operation of the business ceased at such time as the Premises is reopened for Lessee's business operations or other substituted use. Notwithstanding anything herein to the contrary, Lessee shall pay monthly as Base Annual Rental during any period in which Lessee discontinues operation an amount equal to the mean average of the sum of the Base Annual Rental for the three Lease Years immediately preceding such period.

     Lessee shall not convert the Premises to an alternative use during the Lease Term, without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following determining whether to grant its consent, without being deemed to be unreasonable: (i) whether the rental paid to Lessor would be equal to greater than the anticipated rental assuming continued existing use, (ii) whether the proposed rental paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use, (iii) whether the converted use will be consistent with the highest and best use of the Premises, and (iv) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

12. Compliance with Laws. Lessee's use and occupation of the Premises, and the condition thereof, shall not be in violation of any applicable governmental requirement. Lessee shall, at Lessee's sole cost and expense, comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper

          Howard Opera House Associates- Test Kitchen Lease - Page 5 officer of any governmental agency having jurisdiction. Lessee will not permit any act or condition to exist in or about the Premises which will increase any insurance rate, except when such acts are required in the normal course of its business and Lessee shall pay for such increase.

13. Maintenance. Lessee hereby accepts the Premises "as is", with no representation or warranty of Lessor as to the condition thereof. Lessee shall at all times, at its own expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises whether or not the Premises were in such condition upon the commencement of this Lease.

14. Alterations. Lessee shall not commit actual or constructive waste upon the Premises or materially alter the exterior or structural elements of the Premises in any manner without the prior written consent of Lessor. Any work, at any time, commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

15. Indemnification. Except for negligence of Lessor, Lessee shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, agents and employees, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorney fees, caused by, incurred or resulting from its operations of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alterations, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this Agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this paragraph shall survive the expiration or earlier termination of this Lease for any reason.

16. Quiet Enjoyment. So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Lessor covenants that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet occupancy of the Premises.

17.  Condemnation or Destruction.

     a. In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain by agreement between Lessor, Lessee and those authorized to exercise such

          Howard Opera House Associates- Test Kitchen Lease - Page 6 right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, to which it is entitled but shall not have the right to Lessor's award, compensation or damages.

     b. In case of a Taking of the whole of the Project, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all rental and other sum or sums of money and other charges provided to be paid by Lessee shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the Premises if the remainder of the Premises is not useable and cannot be made useable for the purposes provided herein.

     c. In case of temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in full force and effect without any reduction of rent or any other sum payable hereunder. Lessee shall be entitled to the entire award for such taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which case the award made for such taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one
(1) year after, the date of termination of the temporary use so taken, and in such event Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repay and restore the building at the expiration of such temporary taking.

     d. In the event of a Taking of less than all of the Premises other than a temporary use ("Partial Taking") or of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60 day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination and Lessor may retain all such awards, compensation or damages. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this


           Howard Opera House Associates- Test Kitchen Lease - Page 7

Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable; as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that there are no mechanics or similar liens for labor and/or materials theretofore supplied in connection with the restoration.
Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of the amount of any such award, compensation or damages.

     e. Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in default under this Lease and such default shall be continuing, Lessor is hereby authorized and empowered, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such default and any other then existing default and any other then existing default under this Lease.

18. Inspection. Lessor and its authorized representatives shall have the right, upon giving reasonable notice, to enter the Premises or any part thereof and inspect the same and make photographic or other evidence concerning Lessee's compliance with the terms of this Lease. Lessee shall keep full, complete and accurate books, records and accounts, of all business done including any sales or other tax reports that Lessee may be required to furnish to any governmental agency at or from the Premises sufficient to permit Lessor to verify all statements, certificates and accountings delivered to Lessor. Should any audit by Lessor reveal that any statement or account rendered by Lessee was in error by 10% or more, then in addition to any other remedy of Lessor, Lessee shall reimburse the cost of such audit to Lessor upon demand.

     Lessee hereby consents to Lessor's providing information it obtains to Franchisor and to Lessor's obtaining from Franchisor information which Franchisor receives relating to Lessee's operation of its business on the Premises.

19. Franchisor Requirements. Lessee, in its use, occupancy and maintenance of the Premises shall comply with all requirements of its license agreement with Franchisor.


           Howard Opera House Associates- Test Kitchen Lease - Page 8

20.  Default and Remedies.

     a. Each of the following shall be deemed a breach of this Lease and a default by Lessee:

         i) If any material representation or warranty of Lessee herein or as Seller in the Purchase Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

         ii)  If any rent of or other monetary sums due remain unpaid for five
(5) days after written notice thereof to Lessee;

         iii) If Lessee becomes insolvent, performs any act of bankruptcy or is not generally paying its debts as the same become due;

         iv) If Lessee fails to perform any of the covenants, conditions or obligations of this Lease; or

         v) If there is a breach or default under the Purchase Agreement, under any license or franchise permitting Lessee or Guarantors to operate the Premises in the manner authorized or if such license or franchise otherwise terminates or expires, under any Guarantee of Lessee's obligations under this Lease or under any other agreement between Lessor and Lessee.

     b. If any such breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 30 days after receipt of notice thereof, all as determined by Lessor in its reasonable discretion, then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of 30 days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a default shall be deemed to have occurred hereunder without further notice or demand of any kind. If such breach or default cannot reasonably be cured with the 30 day period, as determined by Lessor, in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period to cure such breach or default.

     c. In the event of any breach or default, and without any notice, except, if applicable, the notice prior to default required under certain circumstances by Paragraph b above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its


           Howard Opera House Associates- Test Kitchen Lease - Page 9 option, concurrently, successively or in any combination, all remedies available at law or in equity, including without limitation any one or more of the following:

         i)   To terminate this Lease;

         ii) To reenter and take possession of the Premises or any part thereof (which reentry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, the Equipment and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises and to conduct business thereon in the name of Lessor or of Lessee but for the sole profit and benefit of Lessor and without compensation to Lessee;

         iii) To seize all personal property, the Equipment or fixtures upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee;

         iv) To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original term of this Lease, at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for deficiency;

         v) To recover from Lessee an amount equal to the difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such breach to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

         vi) To recover from Lessee all expenses, including attorney fees, reasonably paid or incurred by Lessor as a result of such breach.

       In addition, in the event of any breach or default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such breach or default without, however, curing the same for the account and at the expense of the Lessee. Any sum or sums so paid by Lessor, together with interest at the then existing maximum legal rate, but not higher than 18% per annum, and all costs and damages, shall be deemed to be additional rent hereunder and shall be immediately due from Lessee to Lessor.


          Howard Opera House Associates- Test Kitchen Lease - Page 10

21. Mortgage and Subordination. Lessor's interest in this Lease, the Equipment or the Premises shall not be subordinate to any encumbrances placed upon the Premises by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. Lessee shall keep the Premises free from any liens for work performed materials furnished or obligations incurred by Lessee. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF THE PREMISES AND THE EQUIPMENT OF LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID.

     This Lease at all time shall be subordinated to the lien or any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages, trust deed or trust deeds as shall be desired by Lessor, or any mortgagees or proposed mortgagees or trustees under trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default under any of the covenants, conditions and agreements contained in this Lease.

     If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

     Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within 10 days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor's agent as its attorney-in-fact and in its name, place and stead so to do.

     Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon


          Howard Opera House Associates- Test Kitchen Lease - Page 11 request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

22. Estoppel Certificate. At any time, and from time to time, Lessee agrees, promptly and in no event later than ten (10) days after a request in writing from Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid.

23. Assignment. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign its right, title and interest as Lessor under this Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

     Lessee acknowledges that Lessor has been induced to enter into this Lease in anticipation of receiving substantial percentage rentals from Lessee's contemplated use of the Premises and that Lessor has relied both on the business experience and credit worthiness of Lessee and upon the particular purposes for which Lessee intends to sue the Premises. Lessee shall not assign this Lease or any interest therein, or sublet all or any part of the Premises, which were originally intended for Bagel Bakery occupation, without the prior written consent of Lessor which consent shall not be unreasonably withheld. Lessor may withhold or condition such consent upon such matters as Lessor may in its sole discretion determine, including without limitation the experience and creditworthiness of the assignee, the assumption by the assignee of all Lessee's obligations hereunder by undertakings enforceable by Lessor, the transfer to such assignee of all necessary licenses and franchises to continue operating the Premises for the purposes herein provided, receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind. No such assignment or subletting shall relieve the original Lessee, any prior assignee or any guarantor of their obligations respecting this Lease. Lessor hereby consent to any assignment of Lessee's interest under this Lease to Franchisor.

24. Option to Renew. Lessee, provided it is not in default hereunder at the time of exercise or at the expiration of the Lease Term or, if applicable, the first extension of the Lease Term and provided that the franchise or license agreement with Franchisor is extended for a period of not less than the applicable renewal period, shall have the option to


          Howard Opera House Associates- Test Kitchen Lease - Page 12 continue this Lease in effect for four (4) additional periods of five (5) years each in accordance with its original terms and provisions except for the following:

         i) in the event the annual fair market rental value of the Premises to be determined as set forth below is greater than the Base Annual Rental then the annual fair market value of the Premises shall be substituted for the Base Annual Rental and all other provisions shall remain the same; and

         ii) in the event the annual fair market rental value of the Premises is less than the Base Annual Rental the provisions of this Lease shall remain the same.

     Lessee shall exercise such renewal option by giving written notice to Lessor of its intention to do so not more than 270 days nor less than 210 days prior to the expiration of the Lease Term or the first, second, or third extension of the Lease Term and upon receipt of such notice Lessor shall within 90 days, at Lessee's expense, cause an appraisal of the fair market rental value of the Premises to be made by an independent appraiser. If within 20 days after being notified of the result of such appraisal Lessee elects to reject that appraisal then Lessor shall nominate to Lessee a list of not less than three (3) independent appraisers who are experienced with appraising property similar to the Premises and are familiar with the geographical region where the Premises are located, and Lessee shall select one such appraiser. Within 60 days an appraisal shall then be made of the Premises by that appraiser and within 20 days after the results of that appraisal shall have been delivered to Lessee, Lessee shall notify Lessor in writing of its election to exercise this option to renew this Lease and shall pay the rental so established above which shall be absolutely net to Lessor as provided in Section 6 hereof. If such notice of exercise is not received by Lessor within the 20 day period then this Lease shall terminate on the last day of the Lease Term or, if applicable, the last day of the first renewal term.

25. Notices. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, to the parties at the addresses set forth in the first paragraph hereof or to such other address as either party may give notice pursuant to this Section from time to time. All notices shall be deemed received when delivered but in no event later than five
(5) days after they are deposited with the United States Postal Service, whichever shall first occur.

26. Holding Over. If Lessee remains in possession of the Premises after the expiration of the term hereof, Lessee maybe deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums


          Howard Opera House Associates- Test Kitchen Lease - Page 13 in the amount herein provided and to comply with all the terms of this Lease; provided that nothing herein nor the acceptance of rent by Lessor shall be deemed a consent to such holding over.

27. Landlord's Lien. Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decoration, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises to secure the payment of all rental and other sums due hereunder and the performance of all other obligations of Lessee under this Lease.

28. Removal of Lessee's Property. At the expiration of the term of this Lease, and if Lessee is not then in breach hereof, Lessee may remove from the Premises all personal property belonging to Lessee. Lessee shall repair any damage caused by such removal and shall leave the Premises broom clean and in good condition and repair inside and out.

29. Financial Statements. Within the 45 days after the end of each fiscal quarter or after any 3 four week periods, and within 120 days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (1) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in cash and all other related schedules for the fiscal period then ended; and (2) income statements for the business at the Premises showing gross sales, profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be certified to be accurate and complete by Lessee (or the Treasurer or other appropriate officer of Lessee). In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the sales, profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth. The financial statements delivered to Lessor need not be audited, but Lessee shall deliver to Lessor copies of any audited financial statements of Lessee which may be prepared, as soon as they are available.

30. Lessor's Liability. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that there shall be absolutely no personal liability on the part of Lessor or any partner of Lessor, its successors or assigns with respect to any of the terms, covenants and conditions of this Lease and that Lessee shall look solely to the assets of Lessor for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.


     Howard Opera House Associates- Test Kitchen Lease - Page 14

31. Consent of Lessor. Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

32. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

33. Joint Venture. Neither the provision set forth herein for the computation of Annual Percentage Rental, nor any one or more agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses of Lessee.

34. Captions. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

35. Severability. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

36. Construction Generally. This is a long-term commercial lease between entrepreneurs which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

37. Other Documents. Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease. The parties shall execute and record a Memorandum of Lease and Option evidencing this Lease and Lessee's purchase option contained herein.

38. Attorney Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Lease; to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorney fees and other costs in addition to any other relief to which it may be entitled.

     Howard Opera House Associates- Test Kitchen Lease - Page 15

39. Entire Agreement. This Lease, and any other instruments or agreement referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreement except as herein provided.

40. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

     Howard Opera House Associates- Test Kitchen Lease - Page 16

     IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

                                             LESSOR:
                                             HOWARD OPERA HOUSE ASSOCIATES

/s/ Rose J. Baacon
----------------------------
                                             By:/s/ Michael J. Dressell
                                                    ----------------------------
/s/ Stephen H. Kramer                        Michael J. Dressell, General
----------------------------                 Partner


/s/ Rose J. Bacon
----------------------------                 LESSEE:
                                             CHAMPLAIN MANAGEMENT COMPANY

Dorthy A. Haskine
----------------------------
                                             BY: /s/ Stephen P. Schonberg
                                                     ---------------------------
                                             Steven P. Schonberg, Chief
                                             Financial Officer and Duly
                                             Authorized Agent


STATE OF VERMONT               )
                               )
COUNTY OF CHITTENDEN           )

     The foregoing instrument was acknowledged before me on this 28th day of January, 1991 by Michael J. Dressell, general partner of Howard Opera House Associates.

                                             /s/ Rose J. Bacon
                                             -----------------------------------
                                             Notary Public

My Commission Expires:  2/10/91


STATE OF  VERMONT              )
                               )
COUNTY OF CHITTENDEN           )

     The foregoing instrument was acknowledged before me on this 28th day of January, 1991 by Steven P. Schonberg, Chief Financial Officer and Duly Authorized Agent of Champlain Management Company.


                                             /s/ Rose J. Bacon
                                             -----------------------------------
                                             Notary Public

My Commission Expires:  2/10/91

     Howard Opera House Associates- Test Kitchen Lease - Page 17

                          SHORT FORM LEASE AGREEMENT

     This Short Form Leas Agreement made as of this 11th day of March, 1991, between Howard Opera House Associates, a Vermont limited partnership, of Burlington, Vermont, (hereinafter referred to as "LANDLORD") and Champlain Management Company, a Vermont corporation, of Burlington, Vermont, (hereinafter referred to as "TENANT").

     WHEREAS, the parties executed a Lease as of January 28, 1991 ("Lease") that relates to the premises described herein;

     WHEREAS, the parties desire to set forth a Short Form Lease for the purposes of recording the same in the Land Records of the City of Burlington.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties agree as follows:

     1.   Description of Premises.

     The LANDLORD hereby leases to the TENANT and the Tenant hereby leases from the LANDLORD the following described premises:

     The real property together with all building, structures, fixtures and improvements related to the operation of the test kitchen located on the second floor at 93 Church Street, Burlington, Vermont.

     2.   Commencement and Term.

     Said Lease is for a term of ten (10) years commencing on the earlier of a) the store opening or b) December 31, 1990 and expiring either a) ten (10) years after the store opening, or b) on December 30, 2000, unless terminated sooner as provided in the Lease. TENANT may extend the term for four (4) periods of five
(5) years each as set forth in Section 24 of the Lease.

     3.  Complete Lease.

     A more complete lease is in the possession of both LANDLORD and TENANT. It is understood that this Short Form Lease shall be recorded in the City of Burlington Land Records.

     4.   No Modification.

     In the event any conflicts exist between the terms of this Agreement and the terms of the Lease, the terms of the Lease shall control.

     Dated at Burlington, Vermont, this 11th day of March, 1991.

                                             LANDLORD:

/s/ Sherry L. Moser                          By: /s/ Nordahl L. Brue
--------------------------                       ------------------------------
Witness                                          Howard Opera House Associates,
                                                 General Partner

/s/ David T. Austin
--------------------------
Witness

                                             TENANT:
/s/ Rose J. Bacon
--------------------------
    Witness                                  By: /s/ Steven P. Schonberg
                                                 -------------------------------
                                                 Champlain Management Company,
/s/ Denise M. Longchamp                          Duly Authorized Agent
--------------------------
    Witness


STATE OF VERMONT
CHITTENDEN COUNTY, SS.

     At Burlington, this 11th day of March, 1991, personally appeared Nordahl L. Brue and he acknowledged this instrument, by him sealed and subscribed to be his free act and deed of Howard Opera House Associates.

                                 Before me, /s/ David T. Austin
                                            ---------------------------------
                                                 Notary Public

STATE OF VERMONT
CHITTENDEN COUNTY, SS.

     At Burlington, this 11th day of March, 1991, personally appeared
Steven P. Schonberg and he/she acknowledged this instrument, by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Champlain Management Company.

                                 Before me, /s/ Denise M. Longchamp
                                            ----------------------------------
                                                 Notary Public